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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 2, 1999



                         Industrial Imaging Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                       0-15520                       05-0396504
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


847 Rogers Street, Lowell, Massachusetts                          01852
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (978) 937-5400
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

                                    FORM 8-K/A

                                February 16, 2000



Item                                                                     Page
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Item 4.  Changes in Registrant's Certifying Accountant                    1

Signatures                                                                2

Exhibit A - Letter from former accountant





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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 2, 1999, the Registrant engaged Cayer Prescott Clune & Chatellier, LLP as its new independent auditors for the Registrant's fiscal year ending March 31, 1999 and terminated its auditor relationship with BDO Seidman, LLP ("BDO").

         BDO served as the independent auditors for the Registrant for the fiscal year ended March 31, 1998. In its report on the financial statements for the fiscal year ended March 31, 1998, BDO included an explanatory paragraph regarding the uncertainty as to the Registrant's ability to continue as a going concern because of recurring losses from operations and the non-payment of debt obligations as they became due. The decision to change independent auditors was approved by the Board of Directors, because of the Registrant's deteriorating financial condition and its inability to pay BDO for the work it had performed. During fiscal 1998 and any subsequent interim periods, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. In addition, BDO did not advise the Registrant of any events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B during fiscal 1998 and any subsequent interim periods.








                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Industrial Imaging Corporation
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                                       (Registrant)



Date: February 16, 2000                By: /s/ Juan J. Amodei, Ph.D.
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                                           Juan J. Amodei, Ph.D.
                                           President and Chief Executive Officer









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EXHIBIT A - LETTER FROM FORMER ACCOUNTANT




BDO Seidman, LLP                                40 Broad Street, Suite 500
Accountants and Consultants                     Boston, Massachusetts 02109-4307
                                                Telephone: (617) 422-0700
                                                Fax: (617) 422-0909


                                                              January 27, 2000



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549


Gentlemen:

           We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 2, 1999, to be filed by our former client Industrial Imaging Corporation. We agree with the statements made in response to that Item insofar as they relate to our Firm.

                                                         Very truly yours,



                                                         BDO Seidman, LLP